UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

CITIZENS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip Code)

(203) 900-6715

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 7.375% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series H	CFG PrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2025, Citizens Financial Group, Inc. (the “Company”) announced that Brendan Coughlin, currently Vice Chair and Head of Consumer, Private Banking and Wealth, has been promoted to President, reporting to Bruce Van Saun, Chairman and Chief Executive Officer. As President, Mr. Coughlin will continue to oversee Consumer Banking, Citizens Private Bank, and Wealth, in addition to a recently broadened scope which includes Enterprise Data & Analytics and Marketing.

Citizens also announced that John F. Woods, Vice Chair and Chief Financial Officer, notified the Company on April 24, 2025 of his decision to depart from the Company to accept another opportunity. Mr. Wood’s decision is due to personal reasons and is not a result of any disagreement with the Company on any matter relating to finances, accounting, operations, policies or practices. Mr. Woods is expected to leave the Company in August 2025. The Company will initiate a formal internal and external search and Mr. Woods will continue to work with the Company’s strong finance team to ensure a smooth transition.

A copy of Citizens’ press release announcing Mr. Coughlin’s promotion and Mr. Wood’s departure is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Citizens Financial Group, Inc., dated April 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Group, Inc. (Registrant)

Date: April 30, 2025	By:	/s/ Bruce Van Saun
		Name:	Bruce Van Saun
		Title:	Chairman and Chief Executive Officer